UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2017
Atkore International Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37793	90-0631463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16100 South Lathrop Avenue Harvey, Illinois	60426
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(708) 339-1610

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.*
On May 9, 2017, Atkore International Group Inc. (the “Company” or “Atkore”) issued a press release announcing the Company’s financial results for the second fiscal quarter ended March 31, 2017. A copy of the press release is being furnished as Exhibit 99.1 and incorporated herein by reference.
The information contained in Item 7.01 concerning the presentation to the Atkore investors is hereby incorporated into this Item 2.02 by reference.
Item 7.01. Regulation FD Disclosure.*
The slide presentation attached hereto as Exhibit 99.2, and incorporated herein by reference, will be presented to certain Atkore investors on May 9, 2017 and may be used by Atkore in various other presentations to investors.
Item 9.01. Financial Statements Exhibits.*

Exhibit No.	Description of Exhibit

99.1	Press Release, dated May 9, 2017.
99.2	Presentation to investors, dated May 9, 2017.
*
In accordance with General Instruction B.2 of Form 8-K, the information in Items 2.02 and 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act"), as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATKORE INTERNATIONAL GROUP INC.

By: /s/ Daniel S. Kelly
Daniel S. Kelly
Vice President, General Counsel and Secretary

Date: May 9, 2017

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release, dated May 9, 2017.
99.2	Presentation to investors, dated May 9, 2017.